Net income per ordinary share	12 Months Ended
Dec. 31, 2023
Net income per ordinary share
Net income per ordinary share
15.	Net income per ordinary share

Basic and diluted net income per ordinary share for the years ended December 31, 2021, 2022 and 2023 are calculated as follow:

	Years ended December 31,
	2021		2022	2023
	RMB		RMB	RMB
Numerator:
Net income attributable to the Company	145,054		98,099	737,137
Accretion to the redemption value of redeemable Class A ordinary shares(i)	(15,115)		—	—
Net income available to ordinary shares	129,939		98,099	737,137
Denominator:
Weighted average number of ordinary shares (for basic calculation)	323,163,367	(ii)	379,321,522	405,628,647
Effect of dilutive share-based awards(iii)	—		2,277,167	9,194,655
Weighted average number of ordinary shares and dilutive potential ordinary shares outstanding (for diluted calculation)	323,163,367		381,598,689	414,823,302
Basic net income per ordinary share (in RMB)	0.40		0.26	1.82
Diluted net income per ordinary share (in RMB)	0.40		0.26	1.78
(i)Represent the accretion to the redemption value of Series C shares of Atour Shanghai prior to the termination of the preference rights of certain shareholders on April 8, 2021 (See Note 13).
(ii)For the years ended December 31, 2021, 214,203,200 ordinary shares were included in the denominator in the calculation of basic income per ordinary share to give the effect of the termination of preference rights on April 8, 2021.
(iii)For the years ended December 31, 2021, 17,740,297 share options were excluded from the calculation of diluted net income per ordinary share, respectively, as their vesting is contingent upon the satisfaction of a performance condition (i.e. completion of a Qualified IPO), which is not considered probable until the event occurs. For the year ended December 31, 2022 and 2023, 660,000 and 401,405 share options were excluded from the calculation of diluted per ordinary share as their effects would have been anti-dilutive.